                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.1)


     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            University Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies: N/A

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies: N/A

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction: N/A

--------------------------------------------------------------------------------

     (5) Total fee paid: N/A

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.: N/A

--------------------------------------------------------------------------------

     (3) Filing Party: N/A

--------------------------------------------------------------------------------

     (4) Date Filed: N/A

--------------------------------------------------------------------------------

                            UNIVERSITY BANCORP, INC.
                                 959 Maiden Lane
                            Ann Arbor, Michigan 48105
                                 (734) 741-5858


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT
                                  July 20, 2001


To the Holders of Common Stock of University Bancorp, Inc.:


     The Annual Meeting (the "Meeting") of Stockholders of University Bancorp, Inc. (the "Company") will be held at the main office of University Bank (the "Bank"), the Company's bank subsidiary, 959 Maiden Lane, Ann Arbor, Michigan 48105, at 12:00 noon, local time, on Tuesday, July 20, 2001 for the following purposes:


     1. To elect seven directors to serve until the next Annual Meeting of Stockholders;

     2. To transact such other business as may properly come before the Meeting.


     The Board of Directors has set 5:30 p.m. Central Standard Time, on June 22, 2001 as the record date for the determination of the stockholders entitled to vote at the Meeting. All stockholders as of the record date are entitled to receive this notice. The Proxy Statement and form of proxy for the Meeting are being mailed with this notice and the initial mailing including the Proxy Statement and form of proxy will be sent to stockholders on approximately June 26, 2001.


                                    By order of the Board of Directors,

                                    Joseph L. Ranzini,
                                    Secretary


May 24, 2001


If you wish to participate in the vote on the matters coming before the Annual Meeting and do not intend to attend in person, please mark, sign and date the enclosed form of proxy and return it promptly to the Company, c/o University Bank, 959 Maiden Lane, Ann Arbor, Michigan 48105.

                            UNIVERSITY BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS


                                  July 20, 2001


                                TABLE OF CONTENTS




                                                             Page

General Information                                            4

Election of Directors                                          6

Security Ownership of Certain Beneficial
  Owners and Management                                        8

Executive Officers                                            11

Executive Compensation                                        11

Section 16(a) Beneficial Ownership Reporting Compliance       12

Compensation Plans                                            12

Certain Relationships and Related Transactions                14

Independent Public Accountants                                16

Other Matters                                                 16

                               GENERAL INFORMATION


     By appointing "proxies", stockholders may vote their shares at the Annual Meeting of Stockholders (the "Meeting") of University Bancorp, Inc. (the "Company"), which is scheduled to be held on July 20, 2001 and any adjournments thereof, whether or not they attend. With this Proxy Statement, the Company's Board of Directors provides information on the items of business scheduled for the Meeting and asks you to appoint proxies selected by the Board of Directors to vote your shares. The Company's Board of Directors is soliciting your proxy. The Company is paying for the cost of such solicitation.


     The proxies will vote your shares according to your instructions. The Board of Directors recommends a vote:

     1) "FOR" the election of each of the nominees for election as directors of the Company indicated in the accompanying form of proxy. You may vote "FOR" or "WITHHOLD" as to all or any one or more nominees for election as directors.


     You have one vote for each share of Common Stock, par value $.01 per share, of the Company ("Common Stock") registered in your name on the Company's books on July 22, 2001 at 5:30 p.m., Central Standard Time, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At that time, the Company had 2,027,801 shares of Common Stock outstanding and entitled to vote.


     If you wish to participate in the vote on the matters coming before the Meeting, please sign, date and promptly return your form of proxy to the Company, c/o University Bank, 959 Maiden Lane, Ann Arbor, Michigan 48105.

     If you return a properly signed and dated form of proxy but do not mark any choices for the election of directors your shares will be voted in accordance with the recommendations of the Board of Directors as to such election.

     You may revoke the proxy solicited by the Board of Directors before its exercise by delivering written notice of such revocation to the Company c/o University Bank, 959 Maiden Lane, Ann Arbor, Michigan 48105, or by submitting a subsequently dated proxy, or by attending the Meeting and voting by ballot.

     Directors will be elected by plurality of the votes of Common Stock cast at the Meeting. For these purposes, abstentions and broker non-votes are not considered votes cast.

Presentation of Proposals of Stockholders

     It is expected that the next annual meeting of stockholders of the Company will be held in the 2002 calendar year. Proposals of stockholders to be presented at such annual meeting must be received by the Company prior to December 15, 2001 to be included in the Company's proxy statement and form of proxy for such annual meeting. The notice and any such proposal must comply with the applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.


Corporate Governance - Attendance at Board of Director and Committee Meetings

     The Board of Directors oversees the management of the business of the Company. The Board of Directors has an audit committee consisting of Keith Brenner, Robert Goldthorpe and Michael Talley which met three times during 2000. The Compensation Committee of the Board of Directors consists of three members of the board, presently Messrs. Stephen Lange Ranzini, Joseph L. Ranzini and Michael Talley. The Compensation Committee met once and all members of this committee attended each meeting. The board had no nominating committee during the fiscal year ended December 31, 2000. The Board of Directors held a total of 4 meetings during the 2000 fiscal year. Five directors attended each meeting, and two of the five directors (Paul Lange Ranzini and Keith Brenner) missed just 1 of the 4 meetings as a result of a schedule conflict.


Corporate Governance - Discussion of Committees

     The Audit Committee receives audit reports and management recommendations from the Company's outside independent auditors and responds to these reports and recommendations.

     The Compensation Committee sets the amount and type of pay for the employees of the Company. Each subsidiary has its own compensation committee and independent compensation process. The Company has a policy that executives of the Company do not draw pay directly from the Company because they spend their time mainly on the business of the subsidiaries. The Company's Compensation Committee establishes the level of ESOP and Stock Option Plan compensation through recommendations to the Company's board of directors.

     Joseph L. Ranzini and Stephen Lange Ranzini as executive officers of the Company sit on the Compensation Committees of the Company, the Bank and Michigan BIDCO, Inc.


Compensation of Directors

     Directors are not compensated for attendance at meetings, although they are reimbursed for travel expenses.

                              ELECTION OF DIRECTORS

     The Board of Directors recommends a vote "FOR" the slate of seven directors named below. Biographical information is included below for each nominee. Persons elected at the Meeting will hold office until a successor is elected or until earlier resignation or removal. In the event that any of these director nominees becomes unavailable to serve, proxies will be voted for the election of such other person(s) as may be recommended by the Board of Directors.

Nominees for Election as Directors of the Company

     STEPHEN LANGE RANZINI, age 36, has been President, CEO and a director of the Company or its Predecessors since July 1988, and served as the Treasurer of the Company and its Predecessors from July 1988 to December 1995. Since May 1993, Mr. Ranzini has also served as the Treasurer and a Director of Michigan BIDCO, Inc. (the "BIDCO"), a community development lending organization described further below. Since December 1995, Mr. Ranzini has been Treasurer and a Director of Northern Michigan Foundation, a non-profit community development lending organization that shares common senior management with BIDCO. Since March 1994 Mr. Ranzini has served as a director of University Bank and since November 1997 has served as Chairman of the Bank's board of directors. He has held various senior management positions with the bank, including that of President of the Bank between October 1994 and November 1995 and again since November 1997. Between December 1995 and October 1997 he served as the Bank's Senior Vice President - Mortgage Banking, supervising the Bank's subsidiaries:
Arbor Street LLC, Midwest Loan Services, Inc., Varsity Funding, LLC, and Varsity Mortgage, LLC. A graduate of Yale in 1986, he is the son of Joseph Louis Ranzini and the brother of Joseph Lange Ranzini and Paul Lange Ranzini.

     Since July 1991, Mr. Ranzini has been a director of CityFed Financial Corp., a former savings and loan holding company now based in Massachusetts. Since May 1997 he has been a director of Newco Bancorp (formerly Municipal Bancorp), a Toronto Stock Exchange listed financial services company based in Toronto, Canada.

     JOSEPH LOUIS RANZINI, ESQ., age 72, has been Chairman of the Board, a director and Secretary of the Company or of predecessor corporations merged into the Company (the "Predecessors") since July 1988. Mr. Ranzini has been a Director of University Bank (the Company's subsidiary) since July 1988 and served as Chairman of the Board from March 1994 to January 1996 and Secretary since November 1997. Since May 1993, Mr. Ranzini has served as the President and Chairman of the Board of Michigan BIDCO, Inc. Since December 1995, Mr. Ranzini has been President and Chairman of the Board of Northern Michigan Foundation. Mr. Ranzini maintained a private law practice in New Jersey from 1965 until June 1991. Mr. Ranzini is the Father of Stephen Lange Ranzini, Paul Lange Ranzini and Dr. Joseph Lange Ranzini.

     KEITH BRENNER, age 56, has served as a director of the Company or its Predecessors from October 1985, and also as the President and Treasurer of the Company or its Predecessors (the Company was then known as Fortune 44 Company, and manufactured and sold fortune cookies) from inception until December 31, 1989. Prior to forming the Company, Mr. Brenner was employed by Celestial Seasonings, Inc., a tea manufacturer located in Boulder, Colorado, from 1980 to 1985 as Vice President of Marketing and Vice President of Corporate Development. Since the fourth quarter of 1988, Mr. Brenner has been President and owner of Brenner & Associates, a strategic planning and marketing consulting firm, located in Boulder, Colorado.

     ROBERT GOLDTHORPE, age 64, has served as a director of the Company since April 1996. Mr. Goldthorpe also served as a Director of University Bank from September 1992 to January 1996. For more than the past five years, Mr. Goldthorpe has been President of Goldthorpe Enterprises, a diversified holding company with operations in the central and eastern portion of the Upper Peninsula of Michigan, with investments in hotels, restaurants, apartment buildings, a hardware store, and the construction and contracting business.

     DR. JOSEPH LANGE RANZINI, age 41, has served as a director of the Company since April 1996. A graduate of Dartmouth College in 1982, he earned his M.D. from the University of Virginia in 1986, and completed his residency with a specialty in General Surgery at Mary Imogene Bassett Hospital, an affiliate of Columbia University in Cooperstown, New York, in 1992. Since that time he has been in a general surgery private practice at Augusta Medical Center in Fishersville, Virginia. He is the son of Joseph Louis Ranzini and the brother of Stephen Lange Ranzini and Paul Lange Ranzini.

     PAUL LANGE RANZINI, age 39, has served as a director of the Company since April 1996. He is Managing Editor at A-R Editions, a leading musicology book publisher, and a Doctoral Candidate in Music History and Theory at the University of Chicago. He has attended the University of Chicago since 1989, except in 1994 and 1995, when he earned a Fulbright Fellowship to Germany for Dissertation Research. At the University of Chicago, he was also employed part-time as the computer data center manager at the University's International House. From 1984 to 1988 he was a graduate student at the University of Michigan in Ann Arbor, Michigan, where he earned two Masters, an M.A. in Musicology and an M.M. in Organ and Church Music. From 1979 to 1983 he was a student at the College of William and Mary, where he received a B.A. in Philosophy. He is the son of Joseph Louis Ranzini and the brother of Stephen Lange Ranzini and Joseph Lange Ranzini.

     MICHAEL TALLEY, age 50, has served as a director of the Company or its Predecessors since 1988. Since March 1990, Mr. Talley has served as an Account Executive at Ladenburg, Thalmann & Co. Inc. in New York, New York. Between February 1988 and March 1990 Mr. Talley served as an Account Executive at Oppenheimer & Co., Inc. in New York, New York. For more than five years until February 1988, he served as an Account Executive at L.F. Rothschild Unterberg Towbin in New York, New York. Mr. Talley is a native of Detroit, Michigan, and a graduate of Michigan State University, in East Lansing, Michigan.

     There is no family relationship between any current director or executive officer of the Company and any other current director or executive officer of the Company, except as indicated above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is information with respect to number and percentage of outstanding shares of the Company beneficially owned by certain persons, including those known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, the directors of the Company individually and the directors and officers of the Company as a group. The information in the table is as of April 15, 2001, except as otherwise indicated.

                                                             Title             Amount and Nature        Percent
                                                             -----             -----------------        -------
                                                               of                of Beneficial            of
                                                               --                -------------            --
Name and Address                                             Class               Ownership (1)           Class
----------------                                             -----               -------------           -----
Dr. Joseph Lange Ranzini                                     Common             1,008,060 (2)(3)        41.27%
675 Cherry Avenue                                            Stock                        (10)
Waynesboro, VA 22980

Joseph Louis Ranzini, Esq.                                   Common               201,556 (4)(11)        8.25%
C/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105                                        Preferred                  280 (4)(11)       25.23%
                                                             Stock
Paul Lange Ranzini                                           Common             1,150,623 (2)(3)        48.44%
1024 Pleasant View Road                                      Stock                        (10)
Middleton, WI 53562

Stephen Lange Ranzini                                        Common             1,017,640 (3)(6)        41.66%
c/o University Bank                                          Stock                       (10)(11)
959 Maiden Lane
Ann Arbor, MI 48105                                        Preferred                  720 (11)(12)       64.86%
                                                             Stock
Keith E. Brenner                                             Common                35,822 (7)(9)         1.47%
135 Green Meadow Lane                                        Stock
Boulder, CO 80302

Robert Goldthorpe                                            Common                42,810 (9)            1.75%
2564 Helmer St.                                              Stock
McMillan, MI 49853

Michael Talley                                               Common                15,000 (9)            0.61%
55 Payson Ave. #4I                                           Stock
New York, NY 10034

Dr. Angela Ranzini                                         Preferred                  164 (12)           2.24%
21 Williamsburg Court                                        Stock
Skillman, NJ 08538

Mildred Ranzini                                              Common                63,000 (5)            3.62%
c/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105                                        Preferred                   76                6.85%
                                                             Stock
Ranzini Family Trust dated 11/8/90                           Common               480,000 (2)           19.65%
c/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105

                                                             Title             Amount and Nature           Percent
                                                             -----             -----------------           -------
                                                               of                of Beneficial               of
                                                               --                -------------               --
Name and Address                                             Class               Ownership (1)              Class
----------------                                             -----               -------------              -----
Ranzini Family Trust dated 12/20/89                          Common               290,958 (3)              13.25%
c/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105                                        Preferred                   98                   8.83%
                                                             Stock
Mildred Ranzini Trust                                      Preferred                  108 (5)(12)           9.73%
c/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105

Ranzini Family Trusts of 1996                                Common               379,665 (10)             15.54%
c/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105

Clare Family Trust                                           Common                15,000 (11)              1.77%
c/o University Bank                                          Stock
959 Maiden Lane
Ann Arbor, MI 48105                                        Preferred                 130  (11)             11.71%
                                                             Stock
All Current Officers and Directors,                          Common            1,408,495  (2)(3)(7)(8)(9)  70.99%
as a Group (Seven Persons)                                   Stock                        (10)(11)(12)

                                                           Preferred               1,034  (3)(11)(12)      93.15%
                                                             Stock

(1) Unless otherwise indicated, the indicated person is believed to have sole voting and investment power over shares indicated as beneficially owned by such person.

(2) Includes 480,000 shares of Common Stock held by an irrevocable trust, the primary beneficiary of which is Mr. Stephen Lange Ranzini. The trustees of the trust are Dr. Joseph Lange Ranzini and Prof. Paul Lange Ranzini.

(3) Includes 290,958 shares of Common Stock and 98 shares of preferred stock held by an irrevocable trust, the primary beneficiaries of which are Mr. Joseph L. Ranzini's five adult children. The trustees of the trust are Mr. Stephen Lange Ranzini, Dr. Joseph Lange Ranzini and Mr. Paul Lange Ranzini. Mr. Stephen Lange Ranzini is a primary beneficiary of one-fifth, or 58,192 of the shares of Common Stock and 19.6 shares of the preferred stock held under the terms of the trust.

(4) Does not include the 480,000 shares of Common Stock referred to in note 2 above, the 290,958 shares of Common Stock and 98 shares of preferred stock referred to in note 3 above, or the 379,665 shares of Common Stock referred to in note 11 below, as to which Mr. Ranzini disclaims beneficial ownership.

(5) Mrs. Ranzini disclaims beneficial ownership of shares of Common Stock owned by her spouse, Joseph Louis Ranzini. Does not include the shares held in the trust referred to below in note 12 as to which Mrs. Ranzini is the primary beneficiary.

(6) Includes 22,132 shares of Common Stock that represent Mr. Stephen Lange Ranzini's current accrued allocation of shares of Common Stock under the University Bancorp, Inc. ESOP. Does not include the shares held in the trust referred to above in note 2 as to which Mr. Ranzini is the primary beneficiary.

(7) Includes shares of Common Stock owned beneficially by Mr. Brenner's retirement plan, and also includes 531 shares of Common Stock owned by Mr. Brenner's minor child, for which, Mr. Brenner advises, he has sole voting and investment power.

(8) Does not include shares held by the University Bancorp, Inc. ESOP, other than the accrued allocation of shares thereunder to Stephen Lange Ranzini referred to in note 6 above.

(9) Currently exercisable options on 15,000 shares of common stock are held by each of Mr. Brenner, Mr. Goldthorpe and Mr. Talley. The shares subject to such person's respective option are included in such person's respective holdings and in the total shares held by all current officers and directors as a group.

(10) Includes shares held by the thirteen Ranzini Family Trusts of 1996, which collectively hold 379,665 shares of Common Stock. Stephen Lange Ranzini and Paul Lange Ranzini as trustees disclaim beneficial ownership of 379,665 shares of Common Stock each held by Trusts for which they are trustees, and which are included in the shares above. Dr. Joseph Lange Ranzini as trustee disclaims beneficial ownership of 204,435 shares of Common Stock held by Trusts for which he is trustee.

(11) Includes shares held by the Clare Family Trust, which holds 15,000 shares of common stock and 130 shares of preferred stock. Stephen Lange Ranzini and Joseph Louis Ranzini as trustees disclaim beneficial ownership of these shares held by the Trust for which they are trustees.

(12) Includes shares held by the Mildred Ranzini Trust, which holds 108 shares of preferred stock. Stephen Lange Ranzini and Dr. Angela Ranzini as trustees disclaim beneficial ownership of these shares held by the Trust for which they are trustees.

(13) The total number of shares of Common Stock held by the Ranzini Group (Mr. Joseph L. Ranzini, Mr. Stephen Lange Ranzini, Mrs. Mildred Ranzini, the various Ranzini Family Trusts) and the shares included in note 6, above, is 1,377,863. The total number of shares of Preferred Stock held by the Ranzini Group is 1,110.

                               EXECUTIVE OFFICERS

     Joseph L. Ranzini and Stephen Lange Ranzini hold executive officer positions with the Company, as indicated above under "Election of Directors". Officers of the Company serve at the discretion of the Board of Directors and generally are to be elected annually.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash compensation paid or accrued for services rendered in all capacities to the Company and affiliates for the fiscal years ended December 31, 2000, 1999, and 1998, of the Chief Executive Officer of the Company. There were no other individuals whose salary and bonus from the Company or its affiliates for the latest fiscal year exceeded $100,000:

Summary Compensation Table


                                                                                             Securities
                                                                                             ----------
Name and Principal                                                       Other Annual      Restricted Stock      Underlying
-------------------                                                      ------------     -----------------     ----------
Position                      Year            Salary        Bonus        Compensation     Options/Awards($)      SARs (#)
--------                      ----            ------        -----        ------------     ------------------     --------
Stephen Lange Ranzini,        2000            $ 82,404       $ 0             $ 6,750            $ 0                  0
President & CEO                           (1)(2)(3)(4)

Stephen Lange Ranzini,        1999           $ 105,365       $ 0             $ 6,750            $ 0                  0
President & CEO                           (1)(2)(3)(4)

Stephen Lange Ranzini,        1998           $ 110,281       $ 0            $ 10,715            $ 0                  0
President & CEO                              (1)(2)(4)


(1)  Salary in 2000, 1999 and 1998 includes $18,750, $45,400 and $45,500, respectively, from Michigan BIDCO, Inc., for which Mr. Ranzini served as Treasurer.

(2) Includes SEP IRA pension payment of $6,750 from Michigan BIDCO, Inc. in 2000, 1999 and 1998.

[Footnotes continued on following page]

(3) At the end of the Company's fiscal year ended December 31, 2000, 22,132 shares of the Company's common stock were allocated to Mr. Ranzini under the Company's ESOP. Mr. Ranzini's rights in all of all these shares are vested. Valued at $1.25 per share, the last sale price of the Company's common stock on December 31, 2000, the aggregate value of such shares was $27,665. Mr. Ranzini is entitled to an allocation for 1999 and 2000, however, the allocation has not yet been finalized.

(4) Allocation under the Company's ESOP of 1,220 shares of the Company's common stock to Mr. Ranzini in June 1998.

(5) Allocation under the Company's ESOP of 2,118 shares of the Company's common stock to Mr. Ranzini in August 1997.

      No options to purchase shares of Common Stock were granted to the executive officer named in the above summary compensation table during 2000.

      Mr. Ranzini did not receive during the three fiscal years ended December 31, 2000 nor did he hold at December 31, 2000, any stock options, SAR grants or Long Term Incentive Plan Awards.

      The Company does not have a defined benefit or actuarial pension plan.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The management of the Company ("we") reviewed the Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during its most recent fiscal year. We also reviewed the Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from executive officers and directors of the Company that did not file a Form 5 with respect to its most recent fiscal year, to the effect that no filing of a Form 5 is required with respect to such person. Based upon our review, no person who, at any time during the Company's most recent fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock, failed, as disclosed in the above Forms, to file on a timely basis, any reports required by Section 16(a) of the Exchange Act.


                             COMPENSATION PLANS

     UNIVERSITY BANCORP, INC. 1995 STOCK PLAN. The 1995 Stock Plan of the Company was adopted by the Board of Directors in November 1995 (and amended in

April 1996) and later approved by the Company's stockholders. The purpose of the 1995 Stock Plan is to provide incentives to officers, directors, employees and consultants of the Company. Under the 1995 Stock Plan, officers and other employees of the Company and any present or future parent or subsidiary (collectively "Related Corporations") are provided with the opportunity to purchase shares of Common Stock as "incentive stock options" ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and directors, officers, employees and consultants of the Corporation and Related Corporations are provided with the opportunity to purchase shares of Common Stock of the Company pursuant to options which do not qualify as ISOs ("Non-Qualified Options") and, in addition, such directors, officers, employees and consultants may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and Purchases are referred to hereafter as "Stock Rights".

     A total of 525,000 shares of Common Stock (as adjusted automatically per the terms of the Plan as a result of the Company's February 1998 3 for 2 stock split effected in the form of a 50% stock dividend of Common Stock) are reserved for issuance upon the exercise of Options or in connection with Awards or Purchases of stock under the 1995 Stock Plan (subject to adjustment for capital changes). Shares subject to Options which for any reason expire or are terminated unexercised may again be available for grant under the 1995 Stock Plan. Unless sooner terminated, the 1995 Stock Plan will terminate on November 15, 2005.

     The 1995 Stock Plan is administered by the Board of Directors of the Company. The Board has the right, in accordance with the Plan, to appoint a Compensation Committee ("Compensation Committee") of three or more of its members to administer the Plan. The Compensation Committee of the Board of Directors has been established and provides recommendations to the Board on the granting of options. The 1995 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and not more than ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the ISO expires no more than five years from its date of grant.

     Exercise of any Stock Right, in whole or in part, under the 1995 Stock Plan is effected by a written notice of exercise delivered to the Company at its principal office together with payment for the Common Stock in full, or, at the discretion of the Compensation Committee, by the delivery of shares of Common Stock of the Company, valued at fair market value, a promissory note, or through an exercise notice payment procedure, or any combination thereof.

     During 2000, options for a total of 74,594 shares of Common Stock were granted under the 1995 Stock Plan. Options on 15,000 shares of Common Stock were exercised in 2000 for a total of $31,250. As of March 31, 2001, options for a total of 179,909 shares of Common Stock were outstanding under the 1995 Stock Plan and 330,526 shares of Common Stock were available for grant of Stock Rights under the 1995 Stock Plan.

     DIRECTOR STOCK OPTIONS. In 1993, the Board of Directors approved the grant of options to purchase 15,000 shares of common stock to each of the four non-executive directors, in lieu of compensation. The exercise price was set at


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

$2.08 per share. which was the then current bid price per share as reported by NASDAQ. The options are immediately exercisable and expire July 19, 2003. Former director Mildred Ranzini exercised her options in 2000. Options granted on 45,000 shares remain outstanding under this plan at March 31, 2001.

     UNIVERSITY BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN. The Company has had in effect an employee stock ownership plan (the "ESOP") for eligible employees of the Company and its subsidiaries. The ESOP is a qualified plan under section 401(a) of the Internal Revenue Code, as amended. The ESOP provides that the employer may contribute thereto such amounts as it may determine and the contributions may be in cash or in stock, at the election of the Company. Contributions are allocated among employees who have reached age 21, have at least one year of service and are employed more than 500 hours throughout the year. Contributions are allocated in the proportion that the employee's total compensation for the year (up to $200,000) bears to the total compensation of all ESOP participants for the year (up to $200,000 per participant). However, the sum of contributions and forfeitures allocated to an employee in any year cannot exceed the lesser of $30,000 or 25 percent of his or her compensation for the year, subject to indexing in accordance with Internal Revenue Service regulations to reflect changes in the cost of living. Employees who retire, die, become disabled or terminate their employment for any other reason would receive the value of the vested portion of their accounts, in cash or stock. Employees vest in their accounts in accordance with a vesting schedule based on years of credited service. In 1999 and 1998, the Company contributed to the ESOP 23,662 and 16,445 additional shares of Common Stock valued at $50,282 and $53,445, respectively, based upon the then current bid price of the Company's common stock of $2.125, and $3.25. No shares were contributed to the ESOP in 2000.

     UNIVERSITY BANK 401(K) PROFIT SHARING PLAN. The Bank established a new 401(k) Profit Sharing Plan (the "401(k) Plan"), effective January 1, 1996, which allows an employee of the Company or any of its subsidiaries who has reached age 18 and has completed one year of service to elect to reduce their compensation by up to 12% (subject to specified maximum limitations) and have such amounts contributed on their behalf to the 401(k) Plan. The 401(k) Plan provides for matching employer contributions for each employee who elects to reduce his or her compensation. The amount of matching contribution is up to the sole discretion of the employer. The employer can also make additional discretionary contributions for participating employees. The sum of an employee's salary reductions, and the matching and discretionary contributions and forfeitures allocated to an employee in the year could not exceed the lesser of $30,000 or 25 percent of his or her compensation for the year, subject to indexing in accordance with Internal Revenue Service regulations to reflect changes in the cost of living. Participants in the 401(k) Plan who retire, die or terminate their employment for any other reason after having completed at least five years of service would receive the total amount of their account; others receive their own salary reduction contributions plus only a portion of any employer matching contributions based on a vesting schedule. No matching contributions were made by the Bank for the years ended December 31, 2000 and 1999.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1993, a Rural Business and Industrial Development Company now called Michigan BIDCO, Inc. was established (the "BIDCO"). The BIDCO is licensed by the Michigan Financial Institutions Bureau (the "FIB") under the State of Michigan BIDCO program, and regulated and examined by the Bank & Trust Division of the FIB. The BIDCO invests in businesses in Michigan with the objective of fostering job growth and economic development.

     Joseph L. Ranzini is the President and Chairman of the Board of BIDCO and Stephen Lange Ranzini is the Treasurer. Stephen Lange Ranzini received $25,500 in salary, SEP IRA and board fee compensation from BIDCO in 2000. Joseph L. Ranzini received $37,000 in salary, SEP IRA and board fee compensation from BIDCO in 2000, and $2,400 in board fees from University Bank in 2000.

     When the BIDCO invests in businesses, it generally requires as part of its lending and/or investing agreement the right to designate one seat on the board of the companies in which it invests. Staff members of the BIDCO are assigned the task of sitting on such boards or administering such investments. Remuneration for such assignments is paid directly to the BIDCO and none to the individual who performs those services. In connection with his duties as Treasurer of BIDCO, Stephen Lange Ranzini, is the President of Arbor Street Corp. (New Jersey), the General Partner for Austin Trading Partners, LP, an investor in a mixed office waste deinked pulp mill.

     The BIDCO provides management services to Northern Michigan Foundation, an IRS approved 501(c)3 non-profit organization, under contract. Joseph L. Ranzini is the President and Chairman of the Board of the Foundation and Stephen Lange Ranzini is the Treasurer and a Director. The Foundation's board of directors has a majority of non-affiliated, independent directors. From time to time, the Foundation, to meet its own program goals, sells participations to the BIDCO in loan financings that it arranges. The Foundation has also from time to time provided financing and refinancings to companies that the BIDCO has outstanding loans to.

     In 1995, the Bank, through a 100%-owned subsidiary, Arbor Street LLC (Michigan), purchased $1,000,000 in federal low income housing tax credits through a partnership investment in Michigan Capital Fund for Housing Limited Partnership I, a Michigan limited partnership (the "Partnership"). The investment consisted of a $100,000 equity purchase and the execution by Arbor Street LLC of a $900,000 promissory note held by the Partnership (the "Note"). In connection with the execution of the Note, the Partnership required Joseph L. Ranzini and the Ranzini Family Trust dated 12/20/89 to personally guarantee the Note, because the Bank was prohibited from doing so by state banking regulations.

     Stephen Lange Ranzini, Paul Lange Ranzini and Dr. Joseph Lange Ranzini are the sons of Joseph Louis Ranzini.

                       INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountant selected to be the Company's principal external auditor for the fiscal year ending December 31, 2000 is Grant Thornton, LP. Crowe, Chizek & Co. was the Company's principal external auditor for the fiscal years ending December 31, 1999 and 1998. A representative of the Grant Thornton firm is expected to be available by speaker telephone at the Meeting. Such representative will have an opportunity to make a statement, if he or she desires to do so, or to respond to appropriate questions.

         The Company paid a total of $118,318 in audit fees to its independent public accountants for 2000 and the fiscal year ended December 31, 2000 through the end of the first quarter of 2001. During that period, the Company paid $0 in Financial Information Systems Design and Implementation Fees to its independent public accountants and a total of $227,362 in All Other Fees to its independent public accountants. As a result of the relatively high fees being charged, the Company changed its independent public accounting firm during 2000.

                                OTHER MATTERS

     The cost of proxy solicitation will be borne by the Company. Banks, brokers and other nominees will be reimbursed for their customary expenses incurred in connection with the forwarding of proxy materials. In addition, proxies may be solicited, without additional compensation, by directors, officers and other regular employees of the Company and its subsidiaries by telephone, fax, in person, or by other electronic means.



Dated: May 24, 2001

                            UNIVERSITY BANCORP, INC.

     This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders of University Bancorp, Inc. (the "Company") scheduled for July 20, 2001.

     The undersigned hereby appoints Joseph L. Ranzini, Stephen Lange Ranzini and Paul Lange Ranzini, and each of them individually, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders (the "Meeting") scheduled to be held on July 20, 2001, and at any adjournment(s) thereof, upon all subjects that may properly come before the Meeting and any adjournments thereof, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. If no directions are given, the proxies will vote "FOR" the election of all listed nominees for election as Directors and at their direction on any other matter that may properly come before the Meeting or any adjournment thereof.


     Your vote for the election of directors, described in the proxy statement may be indicated on the reverse side of this proxy.

     The nominees for election as directors are: Keith Brenner, Robert Goldthorpe, Joseph L. Ranzini, Dr. Joseph Lange Ranzini, Paul Lange Ranzini, Stephen Lange Ranzini and Michael Talley.

     The Board of Directors recommends a vote FOR all listed candidates for election as Directors.


                               (SEE REVERSE SIDE)

     This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election as Directors of the nominees listed on the reverse side of this proxy.

    ELECTION OF DIRECTORS (see reverse side for list of nominees)

    FOR     WITHHELD          FOR, except vote withheld from the
                              following nominee(s):

    [ ]     [ ]

                              ----------------------------------

                              ----------------------------------



                                   The signer hereby revokes all proxies
                                   heretofore given by the signer to vote at the Meeting or any adjournment thereof.

                                   Dated:
                                         ------------------

         Stockholder:              x
                                    -----------------------
                                    Signature

                                    -----------------------
                                    Signature (if held jointly)


                                    Please sign above exactly as name appears hereon. Joint owners should each sign. When signing as officer, attorney, executor, administrator, trustee or guardian, please give full title as such.